Third Quarter 2019 Financial Summary October 30, 2019

Important Notices This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), a publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes and is being furnished in connection with Annaly’s Third Quarter 2019 quarterly report. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Annaly is not a registered investment adviser. Annaly is managed by Annaly Management Company LLC ("AMCO"), a registered investment adviser. This presentation is not a communication by AMCO and is not designed to maintain any existing AMCO client or investor or solicit new AMCO clients or investors. Forward-Looking Statements This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Such statements include those relating to our future performance, macro outlook, the interest rate and credit environments, tax reform and future opportunities. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial real estate business; our ability to grow our residential credit business; our ability to grow our middle market lending business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights; our ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We routinely post important information for investors on our website, www.annaly.com. We intend to use this webpage as a means of disclosing material information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis. Annaly encourages investors, analysts, the media and others interested in Annaly to monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website. To sign-up for email-notifications, please visit the “Email Alerts” section of our website, www.annaly.com, under the “Investors” section and enter the required information to enable notifications. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates. Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including core earnings metrics, which are presented both inclusive and exclusive of the premium amortization adjustment (“PAA”). We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, we may calculate non-GAAP metrics, which include core earnings, and the PAA, differently than our peers making comparative analysis difficult. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures. 1

Financial Snapshot

Unaudited, dollars in thousands except per share amounts

		For the quarters ended	
		9/30/2019	6/30/2019
Income Statement	GAAP net income per average common share [1]	($0.54)	($1.24)
	Core earnings (excluding PAA) per average common share *[1]	$0.21	$0.25
	Core earnings per average common share *[1]	$0.13	$0.15
	PAA cost (benefit) per average common share [2]	$0.08	$0.10
	Annualized GAAP return (loss) on average equity	(19.32%)	(45.13%)
	Annualized core return on average equity (excluding PAA)*	8.85%	9.94%
Balance Sheet	Book value per common share	$9.21	$9.33
	Leverage at period-end [3]	7.3x	7.2x
	Economic leverage at period-end [4]	7.7x	7.6x
	Capital ratio at period-end [5]	11.2%	11.4%
Portfolio	Securities	$116,094,061	$119,926,869
	Loans, net	3,946,614	3,546,468
	Mortgage servicing rights	386,051	425,328
	Assets transferred or pledged to securitization vehicles	4,688,144	4,211,582
	Real estate, net	725,508	733,196
	Total residential and commercial investments	$125,840,378	$128,843,443
Key Statistics	Net interest margin [6]	0.75%	0.87%
	Net interest margin (excluding PAA) *[6]	1.10%	1.28%
	Average yield on interest earning assets [7]	2.89%	3.03%
	Average yield on interest earning assets (excluding PAA) *[7]	3.26%	3.48%
	Average cost of interest bearing liabilities [8]	2.28%	2.41%
	Net interest spread	0.61%	0.62%
	Net interest spread (excluding PAA) *	0.98%	1.07%
Efficiency	Operating expenses to core earnings (excluding PAA) *[9]	18.58%	19.27%
	Annualized operating expenses as a % of average total assets [9]	0.19%	0.24%
	Annualized operating expenses as a % of average total equity [9]	1.64%	1.91%

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

2

Portfolio Data

Unaudited, dollars in thousands

		For the quarters ended				
		9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Portfolio-Related Data	Agency mortgage-backed securities	$114,462,524	$118,202,040	$103,093,526	$90,752,995	$89,290,128
	Credit risk transfer securities	474,765	491,969	607,945	552,097	688,521
	Non-agency mortgage-backed securities	1,015,921	1,097,752	1,116,569	1,161,938	1,173,467
	Commercial mortgage-backed securities	140,851	135,108	175,231	156,758	186,495
	Total securities	$116,094,061	$119,926,869	$104,993,271	$92,623,788	$91,338,611
	Residential mortgage loans	$1,219,402	$1,061,124	$1,311,720	$1,359,806	$1,217,139
	Commercial real estate debt and preferred equity	611,429	623,705	722,962	1,296,803	1,435,865
	Corporate debt	2,115,783	1,792,837	1,758,082	1,887,182	1,528,874
	Loans held for sale	—	68,802	86,560	42,184	42,325
	Total loans, net	$3,946,614	$3,546,468	$3,879,324	$4,585,975	$4,224,203
	Mortgage servicing rights	$386,051	$425,328	$500,745	$557,813	$588,833
	Residential mortgage loans transferred or pledged to securitization vehicles	$2,376,731	$2,106,981	$1,425,668	$1,094,831	$765,876
	Commercial real estate debt transferred or pledged to securitization vehicles	2,311,413	2,104,601	2,939,632	2,738,369	3,521,945
	Assets transferred or pledged to securitization vehicles	$4,688,144	$4,211,582	$4,365,300	$3,833,200	$4,287,821
	Real estate, net	$725,508	$733,196	$734,239	$739,473	$753,014
	Total residential and commercial investments	$125,840,378	$128,843,443	$114,472,879	$102,340,249	$101,192,482
	Total assets	$128,956,120	$131,800,776	$119,172,549	$105,787,527	$105,961,803
	Average TBA contract and CMBX balances	$9,248,502	$12,757,975	$14,927,490	$14,788,453	$12,216,863
Summary Portfolio Statistics	Residential Securities:					
	% Fixed-rate	97%	96%	94%	93%	92%
	% Adjustable-rate	3%	4%	6%	7%	8%
	Weighted average experienced CPR for the period	14.6%	11.2%	7.3%	7.9%	10.3%
	Weighted average projected long-term CPR at period-end	16.3%	14.5%	11.6%	10.1%	9.1%
	Net premium and discount balance in Residential Securities	$5,262,316	$5,625,788	$5,217,013	$5,118,478	$5,769,426
	Net premium and discount balance as % of stockholders' equity	34.58%	35.83%	33.07%	36.27%	38.59%

3

Financing and Capital Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Financing Data	Repurchase agreements	$102,682,104	$105,181,241	$88,554,170	$81,115,874	$79,073,026
	Other secured financing	4,466,030	4,127,989	4,144,623	4,183,311	4,108,547
	Debt issued by securitization vehicles	3,856,082	3,470,168	3,693,766	3,347,062	3,799,542
	Mortgages payable	485,657	498,772	510,386	511,056	511,588
	Total debt	$111,489,873	$113,278,170	$96,902,945	$89,157,303	$87,492,703
	Total liabilities	$113,732,416	$116,093,369	$103,391,105	$91,669,726	$91,005,947
	Cumulative redeemable preferred stock	$1,982,026	$2,110,346	$1,778,168	$1,778,168	$1,778,168
	Common equity[1]	13,237,270	13,592,335	13,998,049	12,333,944	13,171,826
	Total Annaly stockholders' equity	15,219,296	15,702,681	15,776,217	14,112,112	14,949,994
	Non-controlling interests	4,408	4,726	5,227	5,689	5,862
	Total equity	$15,223,704	$15,707,407	$15,781,444	$14,117,801	$14,955,856

		9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Key Capital and Hedging Metrics	Weighted average days to maturity of repurchase agreements	45	70	72	77	55
	Weighted average rate on repurchase agreements, for the quarter[2][3]	2.53%	2.66%	2.64%	2.43%	2.25%
	Weighted average rate on repurchase agreements, at period-end[3]	2.48%	2.69%	2.85%	2.96%	2.32%
	Leverage at period-end	7.3x	7.2x	6.1x	6.3x	5.9x
	Economic leverage at period-end	7.7x	7.6x	7.0x	7.0x	6.7x
	Capital ratio at period-end	11.2%	11.4%	12.0%	12.1%	12.6%
	Book value per common share	$9.21	$9.33	$9.67	$9.39	$10.03
	Total common shares outstanding	1,437,964	1,456,263	1,448,103	1,313,763	1,303,080
	Hedge ratio[4]	73%	74%	85%	94%	96%
	Weighted average pay rate on interest rate swaps, at period-end	1.88%	2.12%	2.20%	2.17%	2.10%
	Weighted average receive rate on interest rate swaps, at period-end	2.16%	2.46%	2.66%	2.68%	2.33%
	Weighted average net rate on interest rate swaps, at period-end	(0.28%)	(0.34%)	(0.46%)	(0.51%)	(0.23%)

Detailed endnotes are included within the Appendix at the end of this presentation.

4

Income Statement Data

Unaudited, dollars in thousands except per share amounts

Summary Income Statement	For the quarters ended 9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Total interest income	$919,299	$927,598	$866,186	$859,674	$816,596
Total interest expense	766,905	750,217	647,695	586,774	500,973
Net interest income	$152,394	$177,381	$218,491	$272,900	$315,623
Total economic interest expense *(1)	$678,439	$666,564	$513,660	$520,885	$449,624
Economic net interest income *	$240,860	$261,034	$352,526	$338,789	$366,972
Total interest income (excluding PAA) *	$1,036,451	$1,067,361	$948,057	$905,146	$819,982
Economic net interest income (excluding PAA) *	$358,012	$400,797	$434,397	$384,261	$370,358
GAAP net income (loss)	($747,169)	($1,776,413)	($849,251)	($2,254,872)	$385,429
GAAP net income (loss) available (related) to common stockholders (2)	($783,210)	($1,808,752)	($881,644)	($2,287,383)	$353,903
GAAP net income (loss) per average common share (2)	($0.54)	($1.24)	($0.63)	($1.74)	$0.29
Core earnings (excluding PAA) *	$341,931	$391,153	$433,155	$417,169	$389,666
Core earnings (excluding PAA) available to common stockholders *(2)	$305,780	$358,731	$400,661	$384,675	$357,991
Core earnings (excluding PAA) per average common share *(2)	$0.21	$0.25	$0.29	$0.29	$0.30
Core earnings *	$224,779	$251,390	$351,284	$371,697	$386,280
Core earnings available to common stockholders *(2)	$188,628	$218,968	$318,790	$339,203	$354,605
Core earnings per average common share *(2)	$0.13	$0.15	$0.23	$0.26	$0.29
PAA cost (benefit)	$117,152	$139,763	$81,871	$45,472	$3,386
PAA cost (benefit) per average common share (3)	$0.08	$0.10	$0.06	$0.03	$0.01

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

5

Key Earnings Metrics Unaudited, dollars in thousands except per share amounts For the quarters ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Dividends declared per common share $0.25 $0.25 $0.30 $0.30 $0.30 Total common and preferred dividends declared $396,187 $396,388 $467,121 $426,816 $397,163 Annualized GAAP return (loss) on average equity (19.32%) (45.13%) (22.72%) (62.05%) 10.73% Annualized GAAP return (loss) on average equity per unit of economic leverage (2.51%) (5.94%) (3.25%) (8.86%) 1.60% Annualized core return on average equity (excluding PAA) * 8.85% 9.94% 11.59% 11.48% 10.85% Annualized core return on average equity per unit of economic leverage (excluding PAA) * 1.15% 1.31% 1.66% 1.64% 1.62% Key Earnings Metrics Net interest margin 0.75% 0.87% 1.25% 1.34% 1.49% Net interest margin (excluding PAA) * 1.10% 1.28% 1.51% 1.49% 1.50% Average yield on interest earning assets 2.89% 3.03% 3.15% 3.21% 3.21% Average yield on interest earning assets (excluding PAA) * 3.26% 3.48% 3.45% 3.38% 3.22% Average cost of interest bearing liabilities 2.28% 2.41% 2.15% 2.22% 2.08% Net interest spread 0.61% 0.62% 1.00% 0.99% 1.13% Net interest spread (excluding PAA) * 0.98% 1.07% 1.30% 1.16% 1.14% * Represents a non-GAAP financial measure. 6

Components of Economic Net Interest Income Unaudited, dollars in thousands For the quarters ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Interest income: Residential Securities $784,228 $777,891 $709,774 $708,146 $680,037 Residential mortgage loans 37,673 35,025 29,991 27,703 21,184 Commercial investment portfolio 87,946 92,131 100,952 107,650 97,531 U.S. Treasury securities — — — — 160 Reverse repurchase agreements 9,452 22,551 25,469 16,175 17,684 Total interest income $919,299 $927,598 $866,186 $859,674 $816,596 Economic Net Economic interest expense: Interest Income Repurchase agreements $699,838 $683,647 $579,514 $521,546 $445,535 Net interest component of interest rate swaps (88,466) (83,653) (134,035) (65,889) (51,349) Debt issued by securitization vehicles 34,524 34,151 34,207 34,769 29,391 Other 32,543 32,419 33,974 30,459 26,047 Total economic interest expense * $678,439 $666,564 $513,660 $520,885 $449,624 Economic net interest income * $240,860 $261,034 $352,526 $338,789 $366,972 PAA cost (benefit) 117,152 139,763 81,871 45,472 3,386 Economic net interest income (excluding PAA) * $358,012 $400,797 $434,397 $384,261 $370,358 * Represents a non-GAAP financial measure. 7

GAAP Net Income to Core Earnings Reconciliation

Core Earnings Reconciliation

Unaudited, dollars in thousands	For the quarters ended				
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
GAAP net income (loss)	($747,169)	($1,776,413)	($849,251)	($2,254,872)	$385,429
Net income (loss) attributable to noncontrolling interests	(110)	(83)	(101)	17	(149)
Net income (loss) attributable to Annaly	($747,059)	($1,776,330)	($849,150)	($2,254,889)	$385,578
Adjustments to exclude reported realized and unrealized (gains) losses:					
Realized (gains) losses on termination or maturity of interest rate swaps	682,602	167,491	588,256	—	(575)
Unrealized (gains) losses on interest rate swaps	326,309	1,276,019	390,556	1,313,882	(417,203)
Net (gains) losses on disposal of investments	(66,522)	38,333	93,916	747,505	324,294
Net (gains) losses on other derivatives	16,888	506,411	115,159	484,872	(94,827)
Net unrealized (gains) losses on instruments measured at fair value through earnings	1,091	4,881	(47,629)	18,169	39,944
Loan loss provision	3,504	—	5,703	3,496	—
Adjustments to exclude components of other (income) loss:					
Depreciation and amortization expense related to commercial real estate [1]	9,974	10,147	10,114	11,000	9,278
Non-core (income) loss allocated to equity method investments [2]	4,541	11,327	9,496	(10,307)	(2,358)
Non-core other (income) loss [3]	—	—	—	—	44,525
Adjustments to exclude components of general and administrative expenses and income taxes:					
Transaction expenses and non-recurring items [4]	2,622	3,046	9,982	3,816	60,081
Income tax effect of non-core income (loss) items	(2,762)	(3,507)	726	3,334	886
Adjustments to add back components of realized and unrealized (gains) losses:					
TBA dollar roll income and CMBX coupon income [5]	15,554	33,229	38,134	69,572	56,570
MSR amortization [6]	(21,963)	(19,657)	(13,979)	(18,753)	(19,913)
Core earnings *	224,779	251,390	351,284	371,697	386,280
Less:					
Premium amortization adjustment cost (benefit)	117,152	139,763	81,871	45,472	3,386
Core earnings (excluding PAA) *	$341,931	$391,153	$433,155	$417,169	$389,666
Dividends on preferred stock [7]	36,151	32,422	32,494	32,494	31,675
Core earnings attributable to common stockholders *	$188,628	$218,968	$318,790	$339,203	$354,605
Core earnings attributable to common stockholders (excluding PAA) *	$305,780	$358,731	$400,661	$384,675	$357,991

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

8

Quarter-Over-Quarter Changes in Key Metrics

Unaudited

		For the quarters ended				
		9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Book Value Rollforward	Book value per common share, beginning of period	$9.33	$9.67	$9.39	$10.03	$10.35
	Net income (loss) available (related) to common stockholders	(0.54)	(1.24)	(0.63)	(1.74)	0.29
	Other comprehensive income (loss) attributable to common stockholders	0.66	1.15	1.19	1.40	(0.32)
	Common dividends declared	(0.25)	(0.25)	(0.30)	(0.30)	(0.30)
	Issuance / buyback of common stock / redemption of preferred stock	0.01	0.00	0.02	0.00	0.01
	Book value per common share, end of period	$9.21	$9.33	$9.67	$9.39	$10.03
Net Interest Margin	Prior quarter net interest margin	0.87%	1.25%	1.34%	1.49%	1.53%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest-earning assets (including average TBA dollar roll and CMBX balances)	0.09%	0.12%	0.04%	0.02%	0.03%
	Net amortization of premiums	(0.14%)	(0.16%)	(0.08%)	(0.07%)	0.06%
	TBA dollar roll income and CMBX coupon income	(0.05%)	(0.02%)	(0.11%)	0.03%	(0.03%)
	Interest expense and net interest component of interest rate swaps	(0.02%)	(0.32%)	0.06%	(0.13%)	(0.10%)
	Current quarter net interest margin	0.75%	0.87%	1.25%	1.34%	1.49%
Net Interest Margin (excluding PAA)*	Prior quarter net interest margin (excluding PAA) *	1.28%	1.51%	1.49%	1.50%	1.56%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest-earning assets (including average TBA dollar roll and CMBX balances)	0.09%	0.12%	0.04%	0.02%	0.03%
	Net amortization of premiums (excluding PAA)	(0.20%)	(0.01%)	0.03%	0.07%	0.04%
	TBA dollar roll income and CMBX coupon income	(0.05%)	(0.02%)	(0.11%)	0.03%	(0.03%)
	Interest expense and net interest component of interest rate swaps	(0.02%)	(0.32%)	0.06%	(0.13%)	(0.10%)
	Current quarter net interest margin (excluding PAA) *	1.10%	1.28%	1.51%	1.49%	1.50%

* Represents a non-GAAP financial measure.

9

Quarter-Over-Quarter Changes in Key Metrics (continued) Unaudited For the quarters ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Prior quarter net interest spread 0.62% 1.00% 0.99% 1.13% 1.15% Quarter-over-quarter changes in contribution: Coupon on average interest earning assets (0.02%) 0.03% 0.03% 0.08% 0.13% Net Interest Spread Net amortization of premiums (0.12%) (0.15%) (0.09%) (0.08%) 0.04% Average cost of interest bearing liabilities 0.13% (0.26%) 0.07% (0.14%) (0.19%) Current quarter net interest spread 0.61% 0.62% 1.00% 0.99% 1.13% Prior quarter net interest spread (excluding PAA) * 1.07% 1.30% 1.16% 1.14% 1.18% Quarter-over-quarter changes in contribution: Net Interest Spread Coupon on average interest earning assets (0.02%) 0.03% 0.03% 0.08% 0.12% * (excluding PAA) Net amortization of premiums, excluding PAA (0.20%) 0.00% 0.04% 0.08% 0.03% Average cost of interest bearing liabilities 0.13% (0.26%) 0.07% (0.14%) (0.19%) Current quarter net interest spread (excluding PAA) * 0.98% 1.07% 1.30% 1.16% 1.14% * Represents a non-GAAP financial measure. 10

Quarter-Over-Quarter Changes in Annualized Return on Average Equity

Unaudited

		For the quarters ended				
		9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Annualized GAAP Return (Loss) on Average Equity	Prior quarter annualized GAAP return (loss) on average equity	(45.13%)	(22.72%)	(62.05%)	10.73%	17.20%
	Quarter-over-quarter changes in contribution:					
	Coupon income	1.67%	2.00%	0.16%	1.78%	(0.21%)
	Net amortization of premiums and accretion of discounts	(1.46%)	(1.61%)	(0.64%)	(0.86%)	0.53%
	Interest expense and net interest component of interest rate swaps	(0.61%)	(3.19%)	0.59%	(1.81%)	(0.65%)
	Realized (gains) losses on termination or maturity of interest rate swaps	(13.40%)	11.48%	(15.74%)	(0.02%)	0.02%
	Unrealized (gains) losses on interest rate swaps	23.98%	(21.97%)	25.70%	(47.77%)	1.70%
	Realized and unrealized (gains) losses on investments and other derivatives	15.22%	(9.64%)	30.10%	(27.00%)	(5.18%)
	Loan loss provision	(0.09%)	0.15%	(0.06%)	(0.10%)	0.00%
	Other[1]	0.50%	0.37%	(0.78%)	3.00%	(2.68%)
	Current quarter annualized GAAP return (loss) on average equity	(19.32%)	(45.13%)	(22.72%)	(62.05%)	10.73%
Annualized Core Return on Average Equity (excluding PAA)*	Prior quarter annualized core return on average equity (excluding PAA) *	9.94%	11.59%	11.48%	10.85%	11.05%
	Quarter-over-quarter changes in contribution:					
	Coupon income	1.67%	2.00%	0.16%	1.78%	(0.21%)
	Net amortization of premiums (excluding PAA)	(1.98%)	(0.25%)	0.30%	0.29%	0.41%
	Interest expense and net interest component of interest rate swaps	(0.61%)	(3.19%)	0.59%	(1.81%)	(0.65%)
	TBA dollar roll income and CMBX coupon income	(0.44%)	(0.18%)	(0.89%)	0.34%	(0.23%)
	Other[2]	0.27%	(0.03%)	(0.05%)	0.03%	0.48%
	Current quarter core return on annualized average equity (excluding PAA) *	8.85%	9.94%	11.59%	11.48%	10.85%

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

11

Residential Investments and TBA Derivative Overview as of September 30, 2019

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)

Weighted Avg. Years to Maturity	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years [1]	$4,551,248	4.3%	3.38%	101.8%	107.1%	12.3%	$4,873,749
20 years	2,710,499	2.6%	3.53%	103.8%	104.8%	11.4%	2,840,208
>=30 years [2]	97,330,350	93.1%	4.01%	104.2%	106.4%	14.0%	103,540,806
Total/Weighted Avg.	$104,592,097	100.0%	3.97%	104.1%	106.4%	13.9%	$111,254,763

TBA Contracts

Type	Notional Value	% [4]	Weighted Avg. Coupon	Implied Cost Basis	Implied Market Value
15-year	$500,000	4.6%	2.50%	$503,438	$504,297
30-year	10,323,000	95.4%	3.04%	10,495,951	10,482,425
Total/Weighted Avg.	$10,823,000	100.0%	3.01%	$10,999,389	$10,986,722

Agency Adjustable-Rate Securities

Weighted Avg. Months to Reset	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$2,214,801	92.5%	4.03%	105.7%	103.5%	45.4%	$2,292,132
25 - 40 months	5,612	0.2%	3.15%	103.2%	102.8%	2.8%	5,770
41 - 60 months	59,458	2.5%	2.54%	99.4%	101.6%	18.0%	60,421
61 - 90 months	115,153	4.8%	2.97%	101.9%	103.2%	20.7%	118,830
Total/Weighted Avg.	$2,395,024	100.0%	3.94%	105.4%	103.4%	45.3%	$2,477,153

Detailed endnotes are included within the Appendix at the end of this presentation.

12

Residential Investments & TBA Derivative Overview as of September 30, 2019 (continued)

Unaudited, dollars in thousands

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	% (1)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$1,822,598	39.1%	3.34%	14.3%	10.8%	12.2%	$196,346
Inverse Interest-only	2,834,441	60.9%	4.08%	22.5%	18.8%	13.3%	534,262
Total/Weighted Avg.	$4,657,039	100.0%	3.79%	19.3%	15.7%	12.9%	$730,608

Mortgage Servicing Rights					
Type	Unpaid Principal Balance	Weighted Avg. Coupon	Excess Servicing Spread	Weighted Avg. Loan Age (months)	Estimated Fair Value
Total/Weighted Avg.	$38,436,399	3.82%	0.24%	42	$386,051

Residential Credit Portfolio						
Sector	Current Face / Notional Value	% (2)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Estimated Fair Value
Credit Risk Transfer	$463,982	9.3%	5.68%	99.9%	102.3%	$474,765
Alt-A	153,891	2.9%	4.57%	85.3%	94.6%	145,637
Prime	267,196	5.3%	4.48%	94.0%	100.9%	269,720
Prime Interest-only	459,718	0.1%	0.47%	0.9%	0.8%	3,657
Subprime	380,293	7.1%	2.85%	84.0%	94.7%	360,099
NPL/RPL	28,669	0.5%	4.20%	99.7%	99.6%	28,554
Prime Jumbo	197,879	4.0%	3.96%	98.3%	101.8%	201,524
Prime Jumbo Interest-only	591,980	0.1%	0.37%	1.6%	1.1%	6,730
Residential Mortgage Loans	3,475,799	70.7%	5.03%	101.6%	103.5%	3,596,133
Total/Weighted Avg.	$6,019,407	100.0%	4.84%			$5,086,819

Detailed endnotes are included within the Appendix at the end of this presentation.

13

Residential Credit Investments Detail as of September 30, 2019[1]

Unaudited, dollars in thousands

Product	Estimated Fair Value	Payment Structure: Senior	Payment Structure: Subordinate	Investment Characteristics: Coupon	Credit Enhancement	60+ Delinquencies	3M VPR
Agency Credit Risk Transfer	$450,908	$—	$450,908	5.59%	1.09%	0.39%	15.48%
Private Label Credit Risk Transfer	23,857	—	23,857	7.47%	—%	0.20%	13.41%
Alt-A	145,637	83,805	61,832	4.57%	12.73%	8.40%	12.35%
Prime	269,720	80,944	188,776	4.48%	6.94%	3.92%	15.72%
Prime Interest-only	3,657	3,657	—	0.47%	—%	0.10%	25.33%
Subprime	360,099	125,261	234,838	2.85%	8.73%	21.81%	6.85%
Re-Performing Loan Securitizations	28,554	28,554	—	4.20%	17.05%	9.30%	10.52%
Prime Jumbo	201,524	161,417	40,107	3.96%	15.28%	0.16%	21.28%
Prime Jumbo Interest-only	6,730	6,730	—	0.37%	—%	0.18%	8.02%
Total	$1,490,686	$490,368	$1,000,318	4.71%	7.54%	7.63%	24.40%

Product	Estimated Fair Value	Bond Coupon: ARM	Fixed	Floater	Interest Only
Agency Credit Risk Transfer	$450,908	$—	$—	$450,908	$—
Private Label Credit Risk Transfer	23,857	—	—	23,857	—
Alt-A	145,637	31,897	94,046	19,694	—
Prime	269,720	91,641	178,079	—	—
Prime Interest-only	3,657	—	—	—	3,657
Subprime	360,099	—	33,697	326,402	—
Re-Performing Loan Securitizations	28,554	—	28,554	—	—
Prime Jumbo	201,524	—	201,524	—	—
Prime Jumbo Interest-only	6,730	—	—	—	6,730
Total	$1,490,686	$123,538	$535,900	$820,861	$10,387

Detailed endnotes are included within the Appendix at the end of this presentation.

14

Commercial Real Estate Overview as of September 30, 2019

Unaudited, dollars in thousands

Investment Portfolio	Number of Investments	GAAP: Book Values	GAAP: % of Portfolio	Weighted Avg LTV (1)	Weighted Avg Life (years) (2)	Non-GAAP: Economic Interest (3)	Non-GAAP: Levered Return (4)
Loans							
Senior Mortgages	17	$432,460	11.5%	66.4%	3.2	$236,316	9.6%
Mezzanine Loans	12	178,969	4.7%	76.3%	3.1	124,566	9.2%
Total Loans	**29**	**611,429**	**16.2%**	**69.3%**	**3.2**	**360,882**	**9.5%**
Securities							
CMBS (AAA)	2	57,667	1.5%	25.2%	0.8	7,087	13.2%
CMBS (Credit)	3	47,104	1.2%	54.2%	7.1	24,090	17.8%
CMBS (Conduit)	4	36,080	1.0%	48.3%	7.0	12,416	6.3%
Total Securities	**9**	**140,851**	**3.7%**	**40.8%**	**4.5**	**43,593**	**13.9%**
Assets transferred or pledged to securitization vehicles							
NLY 2019-FL2	22	810,005	21.4%	68.9%	3.5	188,050	13.1%
Commercial Trusts	31	1,501,408	39.6%	63.0%	1.6	35,609	26.1%
Total Assets transferred or pledged to securitization vehicles	**53**	**2,311,413**	**61.0%**	**65.1%**	**2.3**	**223,659**	**15.2%**
Total Debt Investments	**91**	**3,063,693**	**80.9%**	**64.8%**	**2.5**	**628,134**	**11.8%**
Equity Investments							
Real Estate Held for Investment	47	637,662	16.8%			251,524	13.5%
Investment in Unconsolidated Joint Ventures (5)	37	87,846	2.3%			130,492	7.2%
Total Equity Investments	**84**	**725,508**	**19.1%**			**382,016**	**11.4%**
Total Investment Portfolio	**175**	**$3,789,201**	**100.0%**			**$1,010,150**	**11.7%**

Derivatives	Net Notional	Range of Ratings	Implied Market Value	Net Weighted Average Coupon
CMBX (6)	$395,000	AAA to BBB-	$398,717	1.4%

Detailed endnotes are included within the Appendix at the end of this presentation.

15

Middle Market Lending Overview as of September 30, 2019

Unaudited, dollars in thousands

Industry Dispersion

Industry	Fixed Rate	Floating Rate	Total
Aircraft and Parts	$—	$41,064	$41,064
Coating, Engraving and Allied Services	—	49,767	49,767
Computer Programming, Data Processing & Other Computer Related Services	—	347,287	347,287
Drugs	—	35,918	35,918
Electric Work	—	42,372	42,372
Electronic Components & Accessories	—	24,000	24,000
Engineering, Architectural, and Surveying	—	77,284	77,284
Grocery Stores	—	23,292	23,292
Home Health Care Services	—	29,391	29,391
Insurance Agents, Brokers and Services	—	76,444	76,444
Mailing, Reproduction, Commercial Art and Photography, and Stenographic	—	14,770	14,770
Management and Public Relations Services	—	339,319	339,319
Medical and Dental Laboratories	—	41,467	41,467
Metal Cans & Shipping Containers	—	118,420	118,420
Miscellaneous Business Services	—	215,709	215,709
Miscellaneous Equipment Rental and Leasing	—	49,732	49,732
Miscellaneous Health and Allied Services, not elsewhere classified	—	77,551	77,551
Miscellaneous Plastic Products	—	10,000	10,000
Motor Vehicles and Motor Vehicle Parts and Supplies	—	28,877	28,877
Nonferrous Foundries (Castings)	—	12,918	12,918
Offices and Clinics of Doctors of Medicine	—	107,066	107,066
Offices and Clinics of Other Health Practitioners	—	10,123	10,123
Petroleum and Petroleum Products	—	24,957	24,957
Public Warehousing and Storage	—	94,877	94,877
Research, Development and Testing Services	—	45,610	45,610
Schools and Educational Services, not elsewhere classified	—	19,635	19,635
Surgical, Medical, and Dental Instruments and Supplies	—	96,702	96,702
Telephone Communications	—	61,231	61,231
Total	$—	$2,115,783	$2,115,783

Size Dispersion

Position Size	Amount	Percentage
$0 - $20 million	$234,061	11.1%
$20 - $40 million	372,880	17.6%
$40 - $60 million	581,243	27.5%
Greater than $60 million	927,599	43.8%
Total	$2,115,783	100.0%

Tenor Dispersion

Remaining Term	Amount	Percentage
One year or less	$9,672	0.5%
One to three years	110,261	5.2%
Three to five years	622,430	29.4%
Greater than five years	1,373,420	64.9%
Total	$2,115,783	100.0%

Lien Position	Amount	Percentage
First lien loans	$1,305,810	61.7%
Second lien loans	809,973	38.3%
Total	$2,115,783	100.0%

16

Hedging and Liabilities as of September 30, 2019

Unaudited, dollars in thousands

Interest Rate Swaps [1]

Maturity	Current Notional	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity
0 to 3 years	$41,234,400	1.62%	2.11%	1.42
>3 to 6 years	12,815,950	1.91%	2.19%	4.58
> 6 to 10 years	16,071,500	2.23%	2.29%	9.24
Greater than 10 years	3,060,000	3.76%	2.11%	18.14
Total / Weighted Avg.	$73,181,850	1.88%	2.16%	4.32

Interest Rate Swaptions

Type	Current Underlying Notional	Weighted Avg. Underlying Fixed Rate	Weighted Avg. Underlying Floating Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long Pay	$5,175,000	2.57%	3M LIBOR	9.55	7.23
Long Receive	$2,000,000	1.49%	3M LIBOR	10.55	6.47

Futures Positions

Type	Notional Long Positions	Notional Short Positions	Weighted Avg. Years to Maturity[2]
U.S. Treasury Futures - 5 year	$—	$(5,314,900)	4.42
U.S. Treasury Futures - 10 year & Greater	2,600,000	(5,151,400)	10.03
Total	$2,600,000	($10,466,300)	7.75

Repurchase Agreements & Other Secured Financing

Maturity	Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$52,622,214	2.57%
30 to 59 days	15,138,462	2.64%
60 to 89 days	20,139,578	2.26%
90 to 119 days	5,077,560	2.44%
Over 120 days[3]	14,170,320	2.37%
Total / Weighted Avg.	$107,148,134	2.49%

	Principal Balance	Weighted Average Rate At Period End	Weighted Average Rate For the Quarter	Days to Maturity[4]
Repurchase agreements	$102,682,104	2.48%	2.53%	45
Other secured financing	4,466,030	2.80%	2.95%	602
Debt issued by securitization vehicles	3,890,860	3.66%	3.66%	8,715
Mortgages payable	491,435	4.10%	4.20%	4,694
Total indebtedness	$111,530,429			

Detailed endnotes are included within the Appendix at the end of this presentation.

17

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of September 30, 2019 and June 30, 2019
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity [1]

	As of September 30, 2019		As of June 30, 2019	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Value[2]	Estimated Change as a % of NAV[2][3]	Estimated Percentage Change in Portfolio Value[2]	Estimated Change as a % of NAV[2][3]
(75)	0.1%	0.9%	(0.2%)	(2.0%)
(50)	0.1%	0.8%	(0.1%)	(0.9%)
(25)	0.1%	0.6%	—%	(0.2%)
25	(0.1%)	(1.2%)	(0.1%)	(0.6%)
50	(0.4%)	(3.4%)	(0.3%)	(2.4%)
75	(0.7%)	(6.5%)	(0.6%)	(5.3%)

MBS Spread Sensitivity [1]

	As of September 30, 2019		As of June 30, 2019	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV[2][3]	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV[2][3]
(25)	1.2%	10.5%	1.2%	10.7%
(15)	0.7%	6.3%	0.7%	6.4%
(5)	0.2%	2.1%	0.2%	2.1%
5	(0.2%)	(2.1%)	(0.2%)	(2.1%)
15	(0.7%)	(6.2%)	(0.7%)	(6.3%)
25	(1.2%)	(10.4%)	(1.2%)	(10.4%)

Detailed endnotes are included within the Appendix at the end of this presentation.

18

Appendix

Non-GAAP Reconciliations To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as core earnings, or the PAA, differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP core earnings for the quarters ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, is provided on page 8 of this financial summary. The Company calculates “core earnings”, a non-GAAP measure, as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) realized amortization of MSRs, (d) other income (loss) (excluding depreciation and amortization expense on real estate and related intangibles, non-core income allocated to equity method investments and other non-core components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax effect of non-core income (loss) items), and core earnings (excluding PAA), which is defined as core earnings excluding the premium amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage- backed securities. * Represents a non-GAAP financial measure. 20

Non-GAAP Reconciliations (continued) Unaudited, dollars in thousands For the quarters ended, 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Premium Amortization Reconciliation Premium amortization expense $376,306 $318,587 $247,446 $220,131 $187,537 Less: PAA cost (benefit) 117,152 139,763 81,871 45,472 3,386 Premium amortization expense (excluding PAA) $259,154 $178,824 $165,575 $174,659 $184,151 Interest Income (excluding PAA) Reconciliation GAAP interest income $919,299 $927,598 $866,186 $859,674 $816,596 PAA cost (benefit) 117,152 139,763 81,871 45,472 3,386 Interest Income (excluding PAA) * $1,036,451 $1,067,361 $948,057 $905,146 $819,982 Economic Interest Expense Reconciliation GAAP interest expense $766,905 $750,217 $647,695 $586,774 $500,973 Add: Net interest component of interest rate swaps (88,466) (83,653) (134,035) (65,889) (51,349) Economic interest expense * $678,439 $666,564 $513,660 $520,885 $449,624 Economic Net Interest Income (excluding PAA) Reconciliation Interest income (excluding PAA) * $1,036,451 $1,067,361 $948,057 $905,146 $819,982 Less: Economic interest expense * 678,439 666,564 513,660 520,885 449,624 Economic net interest income (excluding PAA) * $358,012 $400,797 $434,397 $384,261 $370,358 * Represents a non-GAAP financial measure. 21

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended,				
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Economic Metrics (excluding PAA)					
Average interest earning assets	$127,207,668	$122,601,881	$109,946,527	$107,232,861	$101,704,957
Interest income (excluding PAA) *	$1,036,451	$1,067,361	$948,057	$905,146	$819,982
Average yield on interest earning assets (excluding PAA) *	3.26%	3.48%	3.45%	3.38%	3.22%
Average interest bearing liabilities	$116,391,094	$109,628,007	$95,529,819	$91,746,160	$86,638,082
Economic interest expense *	678,439	666,564	513,660	520,885	449,624
Average cost of interest bearing liabilities	2.28%	2.41%	2.15%	2.22%	2.08%
Economic net interest income (excluding PAA)*	$358,012	$400,797	$434,397	$384,261	$370,358
Net interest spread (excluding PAA) *	0.98%	1.07%	1.30%	1.16%	1.14%
Interest income (excluding PAA) *	$1,036,451	$1,067,361	$948,057	$905,146	$819,982
TBA dollar roll income and CMBX coupon income	15,554	33,229	38,134	69,572	56,570
Interest expense	(766,905)	(750,217)	(647,695)	(586,774)	(500,973)
Net interest component of interest rate swaps	88,466	83,653	134,035	65,889	51,349
Subtotal	$373,566	$434,026	$472,531	$453,833	$426,928
Average interest earning assets	$127,207,668	$122,601,881	$109,946,527	$107,232,861	$101,704,957
Average TBA contract and CMBX balances	9,248,502	12,757,975	14,927,490	14,788,453	12,216,863
Subtotal	$136,456,170	$135,359,856	$124,874,017	$122,021,314	$113,921,820
Net interest margin (excluding PAA) *	1.10%	1.28%	1.51%	1.49%	1.50%

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

22

Endnotes

Page 2

(1) Net of dividends on preferred stock. The quarter ended September 30, 2019 excludes, and the quarter ended June 30, 2019 includes, cumulative and undeclared dividends of $0.3 million on the Company's Series I Preferred Stock as of June 30, 2019.

(2) The Company separately calculates core earnings per average common share and core earnings (excluding PAA) per average common share, with the difference between these two per share amounts attributed to the PAA cost (benefit) per average common share. As such, the reported value of the PAA cost (benefit) per average common share may not reflect the result of dividing the PAA cost (benefit) by the weighted average number of common shares outstanding due to rounding.

(3) Debt consists of repurchase agreements, other secured financing, securitized debt and mortgages payable. Certain credit facilities (included within other secured financing), securitized debt and mortgages payable are non-recourse to the Company.

(4) Computed as the sum of recourse debt, to be announced ("TBA") derivative and credit derivatives referencing the commercial mortgage-backed securities index ("CMBX") notional outstanding and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing (excluding certain non-recourse credit facilities). Securitized debt, certain credit facilities (included within other secured financing) and mortgages payable are non-recourse to the Company and are excluded from this measure.

(5) Computed as the ratio of total equity to total assets (inclusive of total market value of TBA derivatives and CMBX positions and exclusive of securitized debt of consolidated variable interest entities "VIEs").

(6) Net interest margin represents the sum of the Company's interest income plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances. Net interest margin (excluding PAA) excludes the PAA representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company's Agency mortgage-backed securities.

(7) Represents annualized interest income divided by average interest earning assets. Interest earning assets reflects the average amortized cost of our investments during the period. Annualized yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA).

(8) Average cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average amortized cost during the period. Economic interest expense is comprised of GAAP interest expense and the net interest component of interest rate swaps.

(9) Excludes costs incurred in connection with securitizations of residential whole loans for the quarters ended September 30, 2019 and June 30, 2019.

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(1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit.

(2) The quarters ended September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018 utilize an actual/360 factor, the September 30, 2018 quarter applied a 30/360 factor; applying an actual/360 factor results in an average repurchase agreement rate of 2.20% for the quarter ended September 30, 2018.

(3) The average and period-end rates for the quarters ended September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018 are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate was 2.53%, 2.65%, 2.64% and 2.43% and the period-end rate was 2.48%, 2.69%, 2.86% and 2.97% for the quarters ended September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively.

(4) Measures total notional balances of interest rate swaps, interest rate swaptions (excluding receiver swaptions) and futures relative to repurchase agreements, other secured financing and TBA notional outstanding; excludes mortgage servicing rights ("MSRs") and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities.

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(1) Includes GAAP interest expense and the net interest component of interest rate swaps.

(2) Net of dividends on preferred stock. The quarter ended September 30, 2019 excludes, and the quarter ended June 30, 2019 includes, cumulative and undeclared dividends of $0.3 million on the Company's Series I Preferred Stock as of June 30, 2019.

(3) The Company separately calculates core earnings per average common share and core earnings (excluding PAA) per average common share, with the difference between these two per share amounts attributed to the PAA cost (benefit) per average common share. As such, the reported value of the PAA cost (benefit) per average common share may not reflect the result of dividing the PAA cost (benefit) by the weighted average number of common shares outstanding due to rounding.

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Endnotes (continued)

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(1) Includes depreciation and amortization expense related to equity method investments.
(2) The Company excludes non-core (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is a component of Other income (loss). The quarter ended December 31, 2018 also includes an adjustment for a gain on sale within an unconsolidated joint venture which is a component of Other income (loss) but excluded from core earnings.
(3) The quarter ended September 30, 2018 reflects the amount of consideration paid for the acquisition of MTGE Investment Corp. ("MTGE") in excess of the fair value of net assets acquired. This amount is primarily attributable to a decline in portfolio valuation between the pricing and closing dates of the transaction and is consistent with changes in market values observed for similar assets over the same period.
(4) The quarters ended September 30, 2019 and June 30, 2019 represent costs incurred in connection with securitizations of residential whole loans. The quarter ended March 31, 2019 represents costs incurred in connection with a securitization of commercial loans and a securitization of residential whole loans. The quarters ended December 31, 2018 and September 30, 2018 represent costs incurred in connection with the MTGE transaction and costs incurred in connection with a securitization of residential whole loans.
(5) TBA dollar roll income and CMBX coupon income each represent a component of Net gains (losses) on other derivatives. CMBX coupon income totaled $1.5 million, $0.8 million, $1.1 million, $1.2 million and $1.2 million for the quarters ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018.
(6) MSR amortization represents the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company's MSR portfolio and is reported as a component of Net unrealized gains (losses) on instruments measured at fair value.
(7) The quarter ended September 30, 2019 excludes, and the quarter ended June 30, 2019 includes, cumulative and undeclared dividends of $0.3 million on the Company's Series I Preferred Stock as of June 30, 2019.

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(1) Includes other income (loss), general and administrative expenses and income taxes.
(2) Includes other income (loss) (excluding non-core items), MSR amortization (a component of Net unrealized gains (losses) on instruments measured at fair value through earnings), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-core income tax).

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(1) Includes Agency-backed multifamily securities with an estimated fair value of $2.8 billion.
(2) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $10.0 million.
(3) Weighted by current face value.
(4) Weighted by current notional value.

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(1) Weighted by current notional value.
(2) Weighted by estimated fair value.

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(1) Excludes residential mortgage loans.

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(1) Based on an internal valuation or the most recent third party appraisal, which may be prior to loan origination/purchase date or at the time of underwriting.
(2) Maturity dates assume all of the borrowers' extension options are exercised for loan portfolio.
(3) Economic Interest is a non-GAAP measure to include gross asset values less related financings. Equity investments are adjusted to exclude depreciation and amortization and grosses up real estate investments accounted for under equity method accounting. Economic interest for NLY 2019-FL2 excludes cash held in the collateralized loan obligation ("CLO") reinvestment account to be deployed through the CLO.
(4) Levered returns for equity investments comprise a trailing twelve-month ("TTM") distribution yield for joint venture investments and core return for wholly owned triple net lease properties.
(5) Includes investment in unconsolidated debt fund of $22.0 million, investments in Community Investment Impact Funds of $30.3 million and a portfolio of real estate properties of $35.5 million.
(6) The Company sells/buys protection on CMBX tranches referencing baskets of Conduit CMBS bonds with various ratings. Positive net notional indicates selling protection and being long the exposure to the underlying CMBS. CMBX positions are accounted for as derivatives with changes in fair value presented in Net gains (losses) on other derivatives.

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(1) Notional amount includes $130.0 million forward-starting pay fixed interest rate swaps at September 30, 2019.
(2) Weighted average years to maturity for futures positions are based on the U.S. Treasury contracts cheapest to deliver.
(3) Approximately 4% of the total repurchase agreements and other secured financing have a remaining maturity over one year.
(4) Determined based on estimated weighted average lives of the underlying debt instruments.

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(1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs. Actual results could differ materially from these estimates.
(2) Scenarios include Residential Investment Securities, residential mortgage loans, MSRs and derivative instruments.
(3) Net asset value ("NAV") represents book value of common equity.

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